EX-10.51

                                                                     [Execution]


                        AMENDMENT NO. 1 TO LOAN AGREEMENT

     THIS AMENDMENT NO. 1 TO LOAN AGREEMENT (this "Amendment No. 1"), dated as of May 21, 2007, is entered into by and among Fortress Credit Corp., a Delaware corporation, in its capacity as administrative and collateral agent acting for and on behalf of the parties to the Loan Agreement (as hereinafter defined) as lenders (in such capacity, "Agent"), the parties to the Loan Agreement as lenders (each individually a "Lender" and collectively, "Lenders"), Maritime Logistics US Holdings Inc., a Delaware corporation ("MLI"), Summit Logistics International Inc, a New Jersey corporation ("Summit"), SeaMaster Logistics Inc., a Delaware corporation ("SeaMaster"), AmeRussia Shipping Company Inc., a Delaware corporation ("AmeRussia Shipping"), FMI International LLC, a Delaware limited liability company ("FMI International"), Fashion Marketing, Inc., a New Jersey corporation ("FM"), FMI International Corp. (West), a New Jersey corporation ("FMIW"), FMI International Corp., a New Jersey corporation ("FMII"), Freight Management LLC, a Delaware limited liability company ("FMLLC"), FMI Trucking, Inc., a New Jersey corporation ("Trucking"), FMI Express Corp., a New Jersey corporation ("Express"), Clare Freight, Los Angeles, Inc., a California corporation ("Clare"), TUG New York, Inc., a New York corporation ("TUG NY"), Summit Global Logistics, Inc. (formerly known as Aerobic Creations, Inc.), a Delaware corporation ("Parent"), TUG USA, Inc., a New Jersey corporation, formerly known as Dolphin US Logistics Inc ("TUG USA"), AMR Investments Inc, a New Jersey corporation ("AMRI") and FMI Holdco I, LLC, a Delaware limited liability company ("FMI Holdco", and together with MLI, Summit, SeaMaster, AmeRussia Shipping, FM, FMI International, FMIW, FMII, FMLLC, Trucking, Express, Clare, TUG NY, Parent, TUG USA, AMRI and FMI Holdco, each individually, a "Borrower" and collectively, "Borrowers"), the parties to the Loan Agreement as guarantors (each individually, a "Guarantor" and collectively, "Guarantors").


                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan Agreement, dated as of November 8, 2006, by and among Agent, Lenders, Borrowers and Guarantors (as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement", and together with this Amendment No. 1, and all other agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the "Loan Documents");

     WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to certain amendments to the Loan Agreement, and Agent and Lenders are willing hereby to make such amendments, subject to and in accordance with the terms and conditions set forth herein;

     WHEREAS, the parties hereto desire to enter into this Amendment No. 1 to evidence and effectuate such amendments to the Loan Agreement relating thereto, in each case subject to the terms and conditions and to the extent set forth herein;

     NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. DEFINITIONS AND INTERPRETATION.

     1.1 ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the meanings given to them below, and the Loan Agreement and the other Loan Documents are hereby amended to include, in addition and not in limitation, the following definitions:

     (a) "Amendment No. 1" means Amendment No. 1 to Loan Agreement, dated as of May 21, 2007, by and among Agent, Lenders, Borrowers and Guarantors.

     (b) "Consultant" means Alvarez & Marsal, Inc. and any replacement or successors thereto selected by Borrowers and reasonably acceptable to Agent.

     (c) "Existing Defaults" shall have the meaning given to such term in the Forbearance Agreement.

     (d) "Forbearance Agreement" means the Forbearance Agreement, dated as of April 16, 2007, by and among Agent, Lenders, Borrowers and Guarantors.

     (e) "Investor Document Amendments" means, collectively, (i) the Waiver and Amendment No. 1 to Registration Rights Agreement, dated as of May 21, 2007, by and between Parent and the investors party thereto, (ii) the Waiver and Amendment No. 1 to Warrant, dated as of May 21, 2007, by and between Parent and the warrant holders party thereto and (iii) the PIPE Notes.

     (f) "Investor Registration Rights Agreement" means the Registration Rights Agreement, dated as of November 8, 2006, by and among Parent and the buyers of common stock of Parent thereto.

     (g) "Investors" means, collectively, the buyers of the common stock of Parent pursuant to the PIPE Documents and their respective successors, assigns and transferees.

     (h) "Noteholder Document Amendments" means, collectively, (i) the Senior Convertible Notes issued as of May 21, 2007, or in the case of certain Senior Convertible Notes being issued on or before June 5, 2007 as provided below, (ii) the Second Amendment to Securities Purchase Agreement (Notes and Warrants) and First Amendment to Joinder Agreement, dated as of May 21, 2007, by and between Parent, MLI and the "Buyers" party thereto ("Second Amendment to SPA"), (iii) the First Amendment to Security Agreement, dated as of May 21, 2007, by and between Noteholder Agent and the Borrowers, (iv) the First Amendment to Guaranty, dated as of May 21, 2007, by and between Noteholder Agent and the

Borrowers (other than Parent), (v) the First Amendment to Pledge and Security Agreement, dated as of May 21, 2007, by and between Noteholder Agent and the pledgors party thereto, (vi) the Waiver and Amendment No. 1 to Registration Rights Agreement, dated as of May 21, 2007, by and between Parent and the investors party thereto and (vii) the Waiver and Amendment No. 1 to Warrant, dated as of May 21, 2007, by and between Parent and the warrant holders party thereto.

     (i) "Noteholder Registration Rights Agreement" means the Registration Rights Agreement, dated as of November 8, 2006, by and among Parent and the buyers of Senior Convertible Notes party thereto.

     (j) "PIPE Notes" means, collectively, the unsecured convertible notes issued by Parent payable to Investors in the aggregate principal amount of $1,000,000 pursuant to the Waiver and Amendment No. 1 to Registration Rights Agreement by and among Parent and the Investors, substantially in the form included as Exhibit A to this Amendment No. 1.

     (k) "PIPE Note Subordination Agreement" means the Intercreditor and Subordination Agreement, dated as of May 21, 2007, among Agent (for itself and on behalf of Lenders) and the Noteholder Agent under such agreement (for itself and on behalf of holders of the PIPE Notes).

     (l) "Senior Convertible Note Defaults" shall mean the defaults that occurred under the Senior Convertible Notes pursuant to: (i) the failure to deliver the quarterly financial statements for the quarter ending on December 31, 2006; (ii) the failure to deliver the annual financial statements for the fiscal year ending on December 31, 2006; (iii) the name change of Parent occurring after the latest date permitted therefor under the Security Agreement (as defined in the Senior Convertible Notes); (iv) the failure to comply with the financial covenants set forth in Section 14(l) of the Senior Convertible Notes (as in effect prior to the date hereof), in each case for the respective periods ending on March 31, 2007; (v) the failure to pay, through May 21, 2007, the default rate of interest to Noteholders under Section 2(c) of the Senior Convertible Notes arising as a result of the occurrence and continuation of the other Senior Convertible Note Defaults, and (vi) the failure (if any) to notify the Noteholders of the defaults described in clauses (i) through (v) above within the time periods required.

     (m) "Prospective Financial Covenant Defaults" shall have the meaning given to such term in the Forbearance Agreement.

     (n) "Sea Master Hong Kong" shall have the meaning given to such term in the Forbearance Agreement.

     (o) "Sea Master Taiwan" shall have the meaning given to such term in the Forbearance Agreement.

     1.2 AMENDMENTS TO DEFINITIONS.

     (a) The definition of the term "Applicable Margin" set forth in the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

     "APPLICABLE MARGIN" means:

--------------------------------------------------------------------------------
                                                              Applicable Margin
  Ratio of Net Senior Indebtedness to    Applicable Margin     (Reference Rate
          Consolidated EBITDA            (LIBOR Rate Loans)         Loans)
--------------------------------------------------------------------------------
Greater than 4.0:1.0                           5.25%                4.25%
--------------------------------------------------------------------------------
Equal to or less than 4.0:1.0 but
greater than 3.5:1.0                           5.00%                4.00%
--------------------------------------------------------------------------------
Equal to or less than 3.5:1.0 but
greater than 3.0:1.0                           4.75%                3.75%
--------------------------------------------------------------------------------
Equal to or less than 3.0:1.0 but
greater than 2.5:1.0                           4.50%                3.50%
--------------------------------------------------------------------------------
Equal to or less than 2.5:1.0 but
greater than 2.0:1.0                           4.25%                3.25%
--------------------------------------------------------------------------------
Equal to or less than 2.0:1.0 but
greater than 1.5:1.0                           4.00%                3.00%
--------------------------------------------------------------------------------
Equal to or less than 1.5:1.0                  3.75%                2.75%
--------------------------------------------------------------------------------

     PROVIDED, THAT, (a) the Applicable Margin shall be calculated and established once each fiscal quarter based on the ratio of Net Senior Indebtedness to Consolidated EBITDA of Parent and its Subsidiaries for the immediately preceding twelve (12) month period ending as of the last day of the immediately preceding fiscal quarter and shall remain in effect until adjusted thereafter after the end of the next fiscal quarter, (b) each adjustment to the Applicable Margin shall be effective on the date that Agent receives the financial statements of Parent and its Subsidiaries for the immediately preceding fiscal quarter in accordance with Section 6.01(a)(i) and shall remain in effect until adjusted thereafter during the next fiscal quarter, (c) the failure to deliver the financial statements pursuant to Section 6.01(a)(i) hereof on the required date shall automatically cause the Applicable Margin for each LIBOR Rate Loan and Reference Rate Loan to be the highest applicable rate set forth above, effective as of the date on which the delivery of the financial statements was otherwise required until the date on which such financial statements are so delivered to Agent at which time the Applicable Margin shall be adjusted in accordance with clause (a) above, (d) in the event that any of the information provided to Agent which is used in the calculation of the Applicable Margin for any period is subsequently restated or is otherwise changed thereafter, then if the Applicable Margin for the applicable period would have resulted in a higher rate, Borrowers shall promptly upon demand pay to Agent any additional amount in respect of interest that would have been required based on the higher Applicable Margin, and (e) notwithstanding anything to the contrary set forth herein, until the effective date set forth in clause (b) above that follows the last day of the fourth full fiscal quarter after the Effective Date, the Applicable Margin shall be equal to the greater of (i) the amount determined as set forth above based on the ratio of Net Senior Indebtedness to Consolidated EBITDA of Parent and its Subsidiaries for the immediately preceding twelve (12) month period ending as of the last day of each fiscal quarter prior thereto after giving pro forma effect to the Acquisitions, the Revolving Credit Facility, the Term Loan and the other transactions contemplated hereunder and (ii) five and one quarter (5.25%) percent per annum."

          (b) The definition of the term "Consolidated EBITDA" in the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "CONSOLIDATED EBITDA" means, with respect to any Person for any period, (a) the Consolidated Net Income of such Person and its Subsidiaries for such period, plus (b) without duplication, the sum of all or a portion of the following amounts of such Person and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, in each case to the extent deducted in determining Consolidated Net Income of such Person for such period: (i) Consolidated Net Interest Expense, (ii) income tax expense paid or accrued by such Person and its Subsidiaries, (iii) depreciation expense, (iv) amortization expense, (v) in the case of Parent and its Subsidiaries, (A) cash payments to each of Robert Lee and Robert Wu pursuant to the TUG China Bonus Agreement by and among Sea Master Hong Kong, Robert Lee and Robert Wu not to exceed an aggregate amount of $500,000 in any Fiscal Year, (B) the fees payable by Borrowers to Raymond James & Associates, Inc. and the Consultant, and legal fees related to the Noteholder Document Amendments, Investor Document Amendments and Amendment No. 1 (but only to the extent such legal fees are not accounted for in Consolidated Net Interest Expense or otherwise) and the costs of the Consultant's information technology system assessment and report and, (C) during Borrowers' Fiscal Year ending December 31, 2007, up to $1,000,000 of non-recurring costs and expenses incurred in connection with Borrowers' compliance with the rules and regulations of the SEC and applicable securities laws (including, without limitation, the Sarbanes-Oxley Act of 2002)."

          (c) The definition of the term "Consolidated Net Interest Expense" in the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "CONSOLIDATED NET INTEREST EXPENSE" means, for any period, as to any Person, as determined in accordance with GAAP, the amount equal to: (a) total interest expense of such Person and its Subsidiaries on a consolidated basis for such period, whether paid or accrued (including the interest component of any Capitalized Lease for such period), and in any event, including, without limitation, (i) all bank fees, commissions, discounts and other fees and charges owed with respect to letters of credit or any factoring or similar arrangements, (ii) interest payable by addition to principal or in the form of property other than cash and any other interest expense not payable in cash, (iii) the costs or fees for such period associated with Hedging Agreements (to the extent not otherwise included in such total interest expense) and (iv) the non-cash component of the expense arising from the valuation of the Senior Convertible Notes and the PIPE Notes and warrants issued pursuant to the Noteholder Documents and the PIPE Documents constituting "embedded derivatives", MINUS (b) the sum of (i) any net payments received by such Person and its Subsidiaries on a consolidated basis during such period as interest income received in respect of its investments in cash, and (ii) gains for such period on Hedging Agreements (to the extent not included in interest income above and excluding any non-cash gains), PLUS (c) losses for such period on Hedging Agreements (to the extent not deducted in the calculation of such total interest expenses and excluding any non-cash losses)."

          (d) The definition of the term "Net Senior Indebtedness" in the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "NET SENIOR INDEBTEDNESS" means with respect to any Person at any date, the amount equal to: (a) the sum of (i) the Consolidated Indebtedness of such Person plus (ii) the aggregate amount of all then outstanding and unpaid trade payables and other obligations such Person which are outstanding more than ninety (90) days past due under its original terms as of the end of the immediately preceding month or at Agent's option, as of a more recent date based on such reports as Agent may from time to time specify (other than trade payables or other obligations being contested or disputed by such Person in good faith) minus (b) in the case of Parent and its Subsidiaries, the sum of (i) cash on the balance sheet of such Person as set forth in such Person's financial statements in the form filed with the SEC for the fiscal quarter immediately prior to such date plus (ii) the Subordinated Indebtedness of such Person plus (iii) the Indebtedness evidenced by the Senior Convertible Notes and PIPE Notes."

          (e) The definition of the term "Permitted Indebtedness" in the Loan Agreement is hereby amended by adding the following immediately before the words "surety or appeal bonds" contained therein in each place where such words appear: "customs,".

          (f) The definition of the term "Permitted Indebtedness" in the Loan Agreement is hereby amended to add a new subsection (r) at the end thereof as follows:

          "(r) Indebtedness of Parent or any Domestic Subsidiary evidenced by the PIPE Notes."

          (g) The definition of the term "PIPE Documents" in the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "PIPE DOCUMENTS" means the Securities Purchase Agreement (Common Shares and Warrants), dated on or about the date hereof, between MLI and the buyers party thereto, and all agreements, documents and instruments executed and/or delivered in connection therewith, including without limitation, the PIPE Notes."

          (h) The definition of the term "Senior Convertible Notes" in the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

               "SENIOR CONVERTIBLE NOTES" means (i) in respect of the period from November 8, 2006 through May 21, 2007, the "Senior Convertible Notes", as defined in the Loan Agreement prior to giving effect to Amendment No. 1 and (ii) in respect of the period from and after May 21, 2007, (A) the "Senior Convertible Notes", as defined in the Loan Agreement prior to giving effect to Amendment No.1, as such Senior Convertible Notes are amended, restated and replaced by those certain Amended and Restated Senior Secured Convertible Notes, dated as of May 21, 2007, issued by Parent to the applicable Noteholders in the aggregate reissuance amount of $79,900,833.33, (B) the Senior Secured Convertible Notes, dated as of May 21, 2007, issued by Parent to the applicable Noteholders in the aggregate original principal amount of $2,500,000 and (C) the Senior Secured Convertible Notes, dated on or about June 5, 2007, issued by Parent to Raymond James & Associates, Inc., the Consultant and/or Brown Rudnick Berlack Israels LLP in an aggregate original principal amount acceptable to Agent, but in no event to exceed in the aggregate $3,000,000."

          1.3 INTERPRETATION. All capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement, unless otherwise defined herein.

     Section 2. WAIVERS.

          2.1 Subject to the terms and conditions contained herein, Agent and Lenders hereby waive, as of the effective date hereof, the Existing Defaults and the Prospective Financial Covenant Defaults.

          2.2 Agent and Lenders have not waived and are not by this agreement waiving, and have no present intention of waiving, any Events of Default (other than the Existing Defaults and the Prospective Financial Covenant Defaults) which may have occurred prior to the date hereof, or may be continuing on the date hereof or any Event of Default which may occur or may be anticipated to occur after the date hereof, whether based on the failure to comply with Sections 6.01(a), 6.01(b), 6.02(f), 6.02(m) or 6.03 of the Loan Agreement at any time hereafter or otherwise and whether Agent or any Lender may have any notice or information with respect thereto as of the date hereof. Agent and Lenders reserve the right, in their discretion, to exercise any or all of its or their rights and remedies arising under the Loan Documents as a result of any Events of Default (other than the Existing Defaults and the Prospective Financial Covenant Defaults) which may have occurred prior to the date hereof, or are continuing on the date hereof (after giving effect to this Amendment No. 1), or any Event of Default which may occur after the date hereof, whether based on the failure to comply with Sections 6.01(a), 6.01(b), 6.02(f), 6.02(m) or 6.03 of the Loan Agreement at any time hereafter or otherwise.

     Section 3. RESTRICTED PAYMENTS. Section 6.02(i)(v) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(v) Make any payment (whether for principal or interest or any other amount, and whether an optional prepayment, mandatory payment or otherwise), repurchase, redeem, defease or segregate funds with respect to the Indebtedness of Parent to Noteholders under the Senior Convertible Notes, except as permitted in the Intercreditor

     Agreement, or to Investors under the PIPE Notes, except as permitted in the PIPE Note Subordination Agreement; or"

     Section 4. LIMITATIONS ON RESTRICTIONS AFFECTING SUBSIDIARIES. Section 6.02(t) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(t) Limitations on Restrictions Affecting Subsidiaries. Create or otherwise cause or suffer to exist any encumbrance or restriction which prohibits or limits the ability of any Subsidiary of a Borrower or Guarantor to (i) pay dividends or make other distributions or pay any Indebtedness owed to such Borrower or Guarantor or any Subsidiary of such Borrower or Guarantor, (ii) make loans or advances to such Borrower or Guarantor or any Subsidiary of such Borrower or Guarantor, (iii) transfer any of its properties or assets to such Borrower or Guarantor or any Subsidiary of such Borrower or Guarantor; or (iv) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than encumbrances and restrictions arising under (A) applicable law, (B) this Agreement, (C) the Noteholder Documents and PIPE Documents, (D) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of such Borrower or Guarantor or any Subsidiary of such Borrower or Guarantor, (E) customary provisions restricting the creation, incurrence, assumption or existence of Liens on Equipment financed solely with purchase money indebtedness, (F) any agreement relating to Permitted Indebtedness incurred by a Subsidiary of such Borrower or Guarantor prior to the date on which such Subsidiary was acquired by such Borrower or such Guarantor and outstanding on such acquisition date, and (G) the extension or continuation of contractual obligations in existence on the date hereof; provided, that, any such encumbrances or restrictions contained in such extension or continuation are no less favorable to Agent and Lenders than those encumbrances and restrictions under or pursuant to the contractual obligations so extended or continued."

     Section 5. FINANCIAL COVENANTS.

          5.1 Section 6.03(a) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

               "(a) TOTAL LEVERAGE RATIO. Permit the ratio of Net Senior Indebtedness to Consolidated EBITDA of Parent and its Subsidiaries for the twelve (12) consecutive months ending on the last day of the month set forth on
Schedule 6.03(a) hereto to be greater than the applicable ratio for such date set forth on such Schedule; PROVIDED, THAT, (i) on and after the date of the receipt by Agent of financial projections in accordance with Section 6.01(a)(vi) for the fiscal year of Parent ending December 31, 2008, which shall be in form and substance satisfactory to Agent, Agent may in its sole discretion and on such terms as it may determine in its sole discretion, upon written notice to Administrative Borrower, establish new amounts for such ratio for periods ending on the last day of each month and/or quarter for the period from January 1, 2008 through and including December 31, 2008, (ii) so long as no Default or Event of Default exists or has occurred and is continuing, to the extent that Agent has established measurement periods ending as of the last day of each month during the fiscal year ending

December 31, 2008 pursuant to its rights set forth herein, Borrowers and Guarantors shall only be required to comply with this Section 6.03(b) as to the periods ending on the last day of a month that is the end of a fiscal quarter and (iii) for purposes of calculating the ratio of Net Senior Indebtedness to Consolidated EBITDA under this Section 6.03(a) for the twelve (12) consecutive months ending June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008, respectively, the amounts included in respect of the Consolidated EBITDA of Parent and its Subsidiaries for the fiscal quarters ending on the dates set forth below shall be the amount indicated below for the applicable fiscal quarter:

               -------------------------------------------------
               June 30, 2006               $2,915,000
               -------------------------------------------------
               September 30, 2006          $5,217,000
               -------------------------------------------------
               December 31, 2006           $4,084,000
               -------------------------------------------------
               March 31, 2007              negative $565,000"
               -------------------------------------------------


          5.2 Section 6.03(b) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

               "(b) CONSOLIDATED LAST TWELVE MONTHS EBITDA. Permit Consolidated EBITDA of the Parent and its Subsidiaries for the period ending on the last day of the month set forth on Schedule 6.03(b) hereto to be less than the applicable amount for such period set forth on such Schedule. On and after the date of the receipt by Agent of financial projections in accordance with Section 6.01(a)(vi) for the fiscal year of Parent ending December 31, 2008, which shall be in form and substance satisfactory to Agent, Agent may in its sole discretion and on such terms as it may determine in its sole discretion, upon written notice to Administrative Borrower, establish new amounts of such Consolidated EBITDA for periods ending on the last day of each month and/or quarter for the period from January 1, 2008 through and including December 31, 2008. So long as no Default or Event of Default exists or has occurred and is continuing, to the extent that Agent has established measurement periods ending as of the last day of each month during the fiscal year ending December 31, 2008 pursuant to its rights set forth herein, Borrowers and Guarantors shall only be required to comply with this
        Section 6.03(b) as to the periods ending on the last day of a month that is the end of a fiscal quarter."

          5.3 Section 6.03(c) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor

               "(c) FIXED CHARGE COVERAGE RATIO. Permit the Fixed Charge Coverage Ratio of the Parent and its Subsidiaries for the period ending on the last day of the month set forth on Schedule 6.03(c) hereto to be less than the applicable amount for such period set forth on such Schedule. On and after the date of the receipt by Agent of financial projections in accordance with Section 6.01(a)(vi) for the fiscal year of Parent ending December 31, 2008, which shall be in form and substance satisfactory to Agent, Agent may in its sole discretion and on such terms as it may determine in its sole discretion, upon written notice to Administrative Borrower, establish new amounts for such Fixed
        Charge Coverage Ratio for periods ending on the last day of each month and/or quarter for the period January 1, 2008 through and including
        December 31, 2008. So long as no Default or Event of Default exists or has occurred and is continuing, to the extent that Agent has established measurement periods ending as of the last day of each month during the fiscal year ending December 31, 2008 pursuant to its rights set forth herein, Borrowers and Guarantors shall only be required to comply with this Section 6.03(c) as to the periods ending on the last day of a month that is the end of a fiscal quarter."

          5.4 Schedules 6.03(a), 6.03(b) and 6.03(c) to the Loan Agreement are hereby deleted in their entirety and Amended and Restated Schedules 6.03(a), 6.03(b) and 6.03(c) constituting Exhibit B to this Amendment No. 1 are substituted therefor.

     Section 6. EVENTS OF DEFAULT. Section 8.01 of the Loan Agreement is hereby amended by adding the following clause (v) at the end thereof:

               "(v) at any time after the initial employment by Borrowers of the Consultant, (i) Borrowers terminate the employment of the Consultant
        (PROVIDED, THAT, it shall not be an Event of Default hereunder if Borrowers terminate the employment of the Consultant at any time after the date of the receipt by Agent of the financial statements to be delivered under Sections 6.01(a)(i) and (ii) in accordance with the terms thereof for the period through and including December 31, 2007, so long as no other Default or Event of Default shall exist or have occurred and be continuing as of the date of such termination), or limit or attempt to limit the scope of the engagement of the Consultant, without the consent of Agent or (ii) Borrowers, or any member of senior management of Borrowers, shall fail to cooperate with the Consultant in connection with the Consultant providing the services for which it was engaged or prevent or limit the delivery by the Consultant of information to Agent and Lenders, other than as required by applicable law."

     Section 7. AMENDMENTS TO SCHEDULES.

          (a) Schedule 5.15 to the Loan Agreement is hereby amended by adding the following thereto:

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
----------------------------------------------------------------------------------------------------------
             Address                       Name of Tenant                    Name of Landlord
----------------------------------------------------------------------------------------------------------
780 Nogales Street, Industry,      TUG USA, Inc.                       Tarhong Industry Properties
CA  91748                                                              LLC
----------------------------------------------------------------------------------------------------------
One Meadowlands Plaza, 11th        Summit Global Logistics, Inc.       P&O Nedlloyd Limited
Floor, East Rutherford, NJ
07073
----------------------------------------------------------------------------------------------------------

     (b) Schedule 5.18 to the Loan Agreement is hereby amended by adding thereto the insurance policy constituting Exhibit C to this Amendment No. 1.

     (c) Schedule 5.22 to the Loan Agreement is hereby amended by adding the following thereto:

          "Service Contract, dated February 2, 2007, by and between Evergreen Marine Corp. (Taiwan) Ltd. and Tug USA, Inc."

          "Service Contract, dated March 30, 2007, by and between Maersk Inc. and Sea Master Logistics (Holding) Ltd."

          "Service Contract, dated April 30, 2007, by and between Hapag-Lloyd AG and Sea Master Logistics Inc."

          "Service Contract, dated May 1, 2007, by and between Hanjin Shipping Co. Ltd. and Tug USA, Inc."

          "Service Contract, dated May 1, 2007, by and between Wan Hai Lined Ltd. and TUG USA, Inc."

          "Service Contract, dated May 4, 2007, by and between MOL (America) Inc. and Sea Master Logistics (Holding) Ltd."

          "Service Contract, dated May 16, 2007, by and between Mediterranean Shipping Company S.A. and Sea Master Logistics (Holding) Ltd."

     (d) Schedule 5.25 to the Loan Agreement is hereby amended by adding the following to the chart titled "MLI Entities" constituting a part thereof:

--------------------------------------------------------------------------------------------------------------------------
Entity Name         Jurisdiction of     FEIN        Place of Business  Chief Executive    Organizational ID     Ownership
                    Organization                                       Office
--------------------------------------------------------------------------------------------------------------------------
Sea Master          Taiwan              N/A         215 Nanjing East   215 Nanjing East   N/A                   Wholly
Logistics                                           Road, TaiPei,      Road, TaiPei,                            owned by
(Holding) Ltd.,                                     Taiwan             Taiwan                                   Sea Master
Taiwan Branch                                                                                                   Logistics
                                                                                                                (Holding)
                                                                                                                Limited
--------------------------------------------------------------------------------------------------------------------------

          Section 8. LIMITATION ON RIGHT TO RECEIVE REVOLVING LOANS AND LETTER OF CREDIT GUARANTIES. On and after the date hereof, Agent and Lenders will have no obligation, or otherwise be required, to make any Revolving Loans or provide any Letter of Credit Guaranties or other financial accommodations, except as Agent and Required Lenders may otherwise hereafter expressly agree in writing.

          Section 9. CONSENT TO NOTEHOLDER DOCUMENT AMENDMENTS AND INVESTOR DOCUMENT AMENDMENTS. Notwithstanding anything to the contrary contained in
Section 6.02(m) of the Loan Agreement or any other provisions set forth in the Loan Agreement or the other Loan Documents, Agent and Lenders consent to the execution of and Borrowers' performance and the consummation of the transactions contemplated under the Noteholder Document Amendments as in effect on the date hereof and the Investor Document Amendments as in effect on the date hereof, in each case subject to the terms and conditions contained in this Amendment No. 1. Notwithstanding any restrictions set forth in the Loan Agreement and/or the other Loan Documents, the Agent and Lenders consent to the (a) Noteholders having the right (and the Noteholders' exercise of such right) to nominate (i) one member of Parent's Board of Directors and (ii) prior to the election of such member, an observer to the Parent's Board of Directors, in each case, in accordance with Section 11 of the Second Amendment to SPA, as in effect on the date hereof and (b) amendment of the Parent's corporate governance documents in furtherance thereof.

          Section 10. AMENDMENT FEE. In addition to all other fees, charges, interest and expenses payable by Borrowers to Agent and Lenders under the Loan Agreement and the other Loan Documents, Borrowers shall pay to Agent a fee for entering into this Amendment No. 1 and the transactions referred to herein in the amount of $265,000, which amount is fully earned and due and payable as of the date hereof, and may, at the option of Agent, be charged directly to any of Borrowers' loan accounts maintained by Agent or required to be paid in immediately available funds to Agent.

          Section 11. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Agent and Lenders pursuant to the other Loan Documents, each of Borrowers and Guarantors, jointly and severally, hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

          11.1 Borrowers have delivered to Agent prior to the date hereof a true, correct and complete copy of the agreement of Borrowers with Consultant as in effect on the date hereof. Such agreement shall not be amended, modified or supplemented without the prior written consent of Agent. The scope and nature of the engagement of Consultant shall at all times be reasonably acceptable to Agent. Borrowers hereby irrevocably authorize and direct Consultant to share with Agent all budgets, records, projections, financial information, reports and other information relating to the Collateral, or the business, assets and condition (financial or otherwise) of Borrowers and Guarantors. If Agent determines that Consultant is not providing Agent with information or access to Borrowers' records as may be requested by Agent, Borrowers hereby agree, promptly upon the request of Agent, to terminate Consultant as Borrowers' consultant and to promptly (but in any event within five (5) Business Days after the request of Agent) retain another Consultant from the list provided by Agent to Borrowers. Borrowers agree to provide Consultant with complete access to all of Borrowers' books and records, all of Borrowers' premises and to Borrowers' management and to cooperate with Consultant in connection with the Consultant providing the services for which it was engaged.

          11.2 On or before the date hereof, (a) the Noteholders have waived all existing events of default, and events which, with the giving of notice or the lapse of time or both, would constitute events of default, under the Noteholder Documents (including, but not limited to, the Senior Convertible Note Defaults), which waivers are in full force and effect as of the date hereof, (b) all fees or other charges or payments as a result of the failure of Borrowers to have its registration statement with the SEC declared effective, including the Registration Delay Payments, as such term is defined in the Noteholder Registration Rights Agreement and Investor Registration Rights Agreement, have been restated as principal evidenced by the Senior Convertible Notes as set forth in the Noteholder Document Amendments and as principal evidenced by the PIPE Documents as set forth in the Investor Document Amendments, respectively, in each case as in effect on the date hereof, provided, that, the aggregate amount of such principal amounts for the Noteholders and the Investors does not exceed $3,000,000, (c) the Noteholders have agreed that interest on account of the Senior Convertible Notes, and the Investors as holders of the PIPE Notes have agreed that interest on account of the PIPE Notes, shall in the case of the Senior Convertible Notes and the PIPE Notes, respectively, accrue, at the option of the Parent, in arrears on the first day of the succeeding Calendar Quarter (as defined in the Senior Convertible Notes and the PIPE Notes) for the five (5) consecutive Calendar Quarters ending after the date hereof and shall not be payable until the earlier to occur of the Maturity Date (as defined in the Senior Convertible Notes and PIPE Notes) and the applicable Conversion Date (as defined in the Senior Convertible Notes and PIPE Notes) and Parent shall exercise such option (in accordance with the Senior Convertible Notes and the PIPE Notes) to have interest so accrue, (d) Borrowers have received the cash proceeds of additional loans by the Noteholders in the aggregate amount of $14,950,000 (which amount is net of $50,000 paid for certain legal expenses of Noteholders), which funds are and shall be available and used for the working capital of Borrowers (including, without limitation, to pay professional fees such as attorneys' fees and investment banker fees) and, together with all other Indebtedness and obligations evidenced by or arising under any of the Senior Convertible Notes, are and shall be subject in all respects to the terms of the Noteholder Document Amendments and the Intercreditor Agreement, PROVIDED, THAT,
(i) notwithstanding anything to the contrary contained in the Loan Agreement or the other Loan Documents, such funds shall not be required to be held in a deposit account or investment account subject to a Control Agreement in favor of Agent, so long as such funds are available for, and are being used for, the working capital of Borrowers and no Default or Event of Default exists or has occurred and is continuing and (ii) at any time a Default or Event of Default exists or has occurred and is continuing, promptly upon Agent's request, Borrowers shall execute and deliver and cause to be executed and delivered a Control Agreement with respect to such deposit account or investment account and in any event Agent shall only exercise its rights thereunder to have exclusive control with respect to such deposit account or investment account, and cause funds thereunder to be remitted to Agent, after (A) the occurrence of an Event of Default under (1) Section 8.01(a) of the Loan Agreement, or (2) Section 8.01(c) of the Loan Agreement as a result of the failure to comply with Section
6.03 of the Loan Agreement, or (3)

Section 8.01(f) of the Loan Agreement, or (4) Section 8.01(g) of the Loan Agreement or (B) the commencement of the exercise of any enforcement rights or remedies by or on behalf of Agent, (e) Borrowers have delivered, or caused to be delivered to Agent, true, correct and complete copies of the Noteholder Document Amendments and the Investor Document Amendments as executed and delivered by the parties thereto, and (f) the Noteholder Document Amendments and Investor Document Amendments have been duly executed and delivered in accordance with their terms by Parent and its Subsidiaries and to the best of the knowledge of Borrowers and Guarantors, the other parties thereto and are in full force and effect as of the date hereof.

          11.3 On or prior to June 30, 2007, Borrowers and Guarantors shall (a) cause Sea Master Taiwan to execute and deliver to Agent a Security Agreement and Guaranty and execute and deliver, or cause to be executed and delivered, or deliver, as the case may be, the other agreements, documents and instruments, in each case as required under the terms of Section 6.01(b)(i) of the Loan Agreement and (b) cause Sea Master Hong Kong to execute and deliver a Pledge Agreement with respect to the stock of Sea Master Taiwan and execute and deliver, or cause to be executed and delivered, or deliver, as the case may be, the other agreements, documents and instruments, in each case as required under the terms of Section 6.01(b)(ii) of the Loan Agreement.

          11.4 Without limiting any restrictions or prohibitions on payments of Indebtedness in the Loan Agreement, the Intercreditor Agreement or the PIPE Note Subordination Agreement, to the extent of any option granted to Borrowers to make payments using its common stock or other equity interests in the Senior Convertible Notes or PIPE Notes instead of cash, and to the extent permitted under the applicable corporate governance documents, Borrowers shall make such payments using common stock or such other equity interests.

          11.5 This Amendment No. 1 has been duly authorized, executed and delivered by all necessary corporate action on the part of each Borrower and Guarantor which is a party hereto, and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting creditors' rights generally.

          11.6 All of the representations and warranties set forth in the Loan Agreement and the other Loan Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date.

          11.7 All necessary actions and proceedings required by the Loan Documents in connection with this Amendment No. 1, applicable law or regulation and the transactions contemplated thereby have been duly and validly taken in accordance with the terms thereof, and all required consents thereto under any agreement, document or instrument to which Borrowers and Guarantors are a party, and all applicable consents or approvals of governmental authorities, have been obtained.

          11.8 The parties hereto acknowledge, confirm and agree that the failure of any Borrower or Guarantor to comply with the covenants, conditions and agreements contained herein, or in any other agreement, document or instrument at any time executed and/or delivered by any Borrower or Guarantor with, to or in favor of Agent and Lenders shall constitute an Event of Default under the Loan Agreement and the other Loan Documents.

     Section 12. RELEASE. In consideration of Agent and Lenders entering into this Amendment No. 1, and other consideration provided for in this Amendment No. 1, each Borrower and Guarantor hereby fully releases, remises, acquits, irrevocably waives and forever discharges Agent and each Lender under the Loan Agreement, together with their respective predecessors, successors, assigns, subsidiaries, affiliates and agents and all of their respective past, present and future officers, directors, shareholders, employees, contractors and attorneys and their respective predecessors, successors, heirs, and assigns, from and with respect to any and all past, present or future actions and causes of action, suits, disputes, controversies, claims, liabilities, obligations, debts, sums of money, offset rights and set-offs, defenses to payment, losses, damages, judgments, executions and demands of whatever nature (whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, asserted or unasserted, foreseen or unforeseen, in contract, in tort or otherwise, or at law or in equity), arising on or prior to the date hereof, for money damages or dues, recovery of property, or specific performance, in respect of the Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby, all the foregoing being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     Section 13. CONDITIONS PRECEDENT. Concurrently with the execution and delivery hereof, and as a further condition to the effectiveness of this Amendment No. 1 and the agreement of Agent and Lenders to the modifications and amendments set forth in this Amendment No. 1:

          13.1 Agent shall have received, in form and substance satisfactory to Agent, executed original counterparts of this Amendment No. 1, duly authorized, executed and delivered by each Borrower and Guarantor and such Lenders as may be required under the Loan Agreement;

          13.2 Agent shall have received, in form and substance satisfactory to Agent, evidence that Parent has received cash proceeds of not less than $14,950,000 in the aggregate from the issuance of additional Indebtedness under and in accordance with the terms of the Noteholder Amendment Documents;

          13.3 Agent shall have received, in form and substance satisfactory to Agent, Amendment No. 1 to Intercreditor Agreement, pursuant to which the Noteholder Agent and Noteholders agree that the additional loans to Borrowers pursuant to the Noteholder Amendment Documents and all other Indebtedness and obligations to the Noteholders (including pursuant to the Amended and Restated Secured Convertible Notes and the new Secured Convertible Notes) are in all respects subject to the terms and conditions of the Intercreditor Agreement, the Indebtedness arising in connection therewith to the Noteholders constitutes "Noteholder Debt" as such term is defined therein, any new Noteholders are bound by the Intercreditor Agreement and have authorized the Noteholder Agent to act on their behalf in connection with the Intercreditor

Agreement and providing for such other matters related thereto as Agent may reasonably require, duly authorized, executed and delivered by the Noteholder Agent for itself and on behalf of the Noteholders;

          13.4 Agent shall have received, in form and substance satisfactory to Agent, the PIPE Note Subordination Agreement, pursuant to which the Noteholder Agent (as defined in the PIPE Note Subordination Agreement) and the Investors agree that the Indebtedness and obligations to the Investors (including pursuant to the PIPE Notes) are in all respects subject to the terms and conditions of the PIPE Note Subordination Agreement, the Indebtedness arising in connection with the PIPE Notes is junior and subordinate in right of payment to the Obligations and otherwise subject to the terms and conditions of the PIPE Note Subordination Agreement, the Investors are bound by the PIPE Note Subordination Agreement and have authorized the Noteholder Agent to act on their behalf in connection with the PIPE Note Subordination Agreement and providing for such other matters related thereto as Agent may reasonably require, duly authorized, executed and delivered by the Noteholder Agent (as defined in the PIPE Note Subordination Agreement) for itself and on behalf of the Investors;

          13.5 Agent shall have received, in form and substance satisfactory to Agent, true, correct and complete copies of the Noteholder Document Amendments and Investor Document Amendments, as duly authorized, executed and delivered by the parties thereto;

          13.6 Agent shall have received, in form and substance satisfactory to Agent, a true, correct and complete copy of the engagement letter of Borrowers with the Consultant, as duly authorized, executed and delivered by the parties thereto;

          13.7 each Borrower and Guarantor shall deliver, or cause to be delivered, to Agent a true and correct copy of any consent, waiver or approval to or of this Amendment No. 1, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in a form and substance satisfactory to Agent; and

          13.8 after giving effect to the waivers, consents and amendments contemplated by this Amendment No. 1, no Default or Event of Default shall exist or have occurred and be continuing.

     Section 14. EFFECT OF THIS AMENDMENT. This Amendment No. 1 and the instruments and agreements delivered pursuant hereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly amended pursuant hereto and except for the amendments and waivers expressly contained herein, no other changes or modifications or waivers to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Loan Documents are inconsistent with the provisions of this Amendment No. 1, the provisions of this Amendment No. 1 shall control.

     Section 15. FURTHER ASSURANCES. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 1.

     Section 16. COSTS, FEES AND EXPENSES. Without limiting any of the obligations of Borrowers and Guarantors under the Loan Agreement or any of the other Loan Documents, Borrowers agree to reimburse Agent and each Lender upon demand by Agent for all costs, fees and expenses (including the reasonable fees and expenses of counsels to Agent and each Lender) incurred in connection with the preparation, execution and delivery of this Amendment No. 1.

     Section 17. GOVERNING LAW. The validity, interpretation and enforcement of this Amendment No. 1 in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of New York, without regard to any principle of conflict of laws or other rule of law that would result in the application of the law of any jurisdiction other than the State of New York.

     Section 18. BINDING EFFECT. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     Section 19. COUNTERPARTS. This Amendment No. 1 may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument. In making proof of this Amendment No. 1, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. This Amendment No. 1 may be executed and delivered by telecopier (or other electronic transmission of a manually executed counterpart) with the same force and effect as if it were a manually executed and delivered counterpart. Any party delivering an executed counterpart of this Amendment No. 1 by telecopier (or other electronic transmission of a manually executed counterpart) shall also deliver an original executed counterpart of this Amendment No. 1, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 1 as to such party or any other party.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 as of the date first written above.

                                            BORROWERS:

                                            MARITIME LOGISTICS US HOLDINGS INC.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            SUMMIT LOGISTICS INTERNATIONAL INC

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            SEAMASTER LOGISTICS INC.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            AMERUSSIA SHIPPING COMPANY INC.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            FASHION MARKETING, INC.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            FMI INTERNATIONAL LLC

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            FMI INTERNATIONAL CORP. (WEST)

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



                                            FMI INTERNATIONAL CORP.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            FREIGHT MANAGEMENT LLC

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            FMI TRUCKING, INC.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            FMI EXPRESS CORP.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            CLARE FREIGHT, LOS ANGELES, INC.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            TUG NEW YORK, INC.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:



                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



                                     SUMMIT GLOBAL LOGISTICS, INC. (formerly
                                     known as Aerobic Creations, Inc.)

                                     By:
                                        --------------------------------
                                     Name:
                                     Title:

                                     TUG USA, INC. (formerly known as Dolphin US
                                     Logistics Inc.)

                                     By:
                                        --------------------------------
                                     Name:
                                     Title:

                                     AMR INVESTMENTS INC

                                     By:
                                        --------------------------------
                                     Name:
                                     Title:

                                     FMI HOLDCO I, LLC

                                     By:
                                        --------------------------------
                                     Name:
                                     Title:



                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



                                            FORTRESS CREDIT CORP.,
                                              as Agent

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:



                                            LENDERS:

                                            FORTRESS CREDIT OPPORTUNITIES I LP

                                            By:  FORTRESS CREDIT OPPORTUNITIES I
                                                 GP LLC, its General Partner

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            FORTRESS CREDIT OPPORTUNITIES II LP

                                            By:  FORTRESS CREDIT OPPORTUNITIES
                                                 II GP LLC, its General Partner

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            FORTRESS PARTNERS FUND LP

                                            By:  FORTRESS PARTNERS GP LLC, its
                                                 General Partner

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:



                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



                                        FORTRESS CREDIT FUNDING III LP

                                        By:  FORTRESS CREDIT FUNDING III GP LLC,
                                             its General Partner

                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        FORTRESS CREDIT FUNDING IV LP

                                        By:  FORTRESS CREDIT FUNDING IV GP LLC,
                                        its General Partner

                                        By:
                                           --------------------------------
                                        Name:
                                        Title:





                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



                                            ABLECO FINANCE LLC

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:







                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



                                            PLAINFIELD DIRECT LLC

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT A
                                       to
                                 AMENDMENT NO. 1

                                FORM OF PIPE NOTE

                                    EXHIBIT B
                                       to
                                 AMENDMENT NO. 1



                                SCHEDULE 6.03(a)

                              TOTAL LEVERAGE RATIO

         -----------------------------------------------------------------
         Applicable Period-- Last twelve (12)      Total Leverage Ratio
         consecutive months ending:
         -----------------------------------------------------------------
         June 30, 2007                             5.25 : 1.0
         -----------------------------------------------------------------
         September 30, 2007                        4.0 : 1.0
         -----------------------------------------------------------------
         December 31, 2007                         2.75 : 1.0
         -----------------------------------------------------------------
         March 31, 2008                            1.5 : 1.0
         -----------------------------------------------------------------
         June 30, 2008                             1.5 : 1.0
         -----------------------------------------------------------------
         September 30, 2008                        1.5 : 1.0
         -----------------------------------------------------------------
         December 31, 2008                         1.5 : 1.0
         -----------------------------------------------------------------
         March 31, 2009                            1.5 : 1.0
         -----------------------------------------------------------------
         June 30, 2009                             1.5 : 1.0
         -----------------------------------------------------------------
         September 30, 2009                        1.5 : 1.0
         -----------------------------------------------------------------
         December 31, 2009                         1.5 : 1.0
         -----------------------------------------------------------------
         March 31, 2010                            1.5 : 1.0
         -----------------------------------------------------------------
         June 30, 2010                             1.5 : 1.0
         -----------------------------------------------------------------
         September 30, 2010                        1.5 : 1.0
         -----------------------------------------------------------------
         December 31, 2010                         1.5 : 1.0
         -----------------------------------------------------------------
         March 31, 2011                            1.5 : 1.0
         -----------------------------------------------------------------
         June 30, 2011                             1.5 : 1.0
         -----------------------------------------------------------------
         September 30, 2011                        1.5 : 1.0
         -----------------------------------------------------------------

                                SCHEDULE 6.03(b)

                     CONSOLIDATED LAST TWELVE MONTHS EBITDA

         ---------------------------------------------------------------------------------------------
         Applicable Period-- April 1, 2007 to period ending on:                 Minimum EBITDA
         ---------------------------------------------------------------------------------------------
         June 30, 2007                                                          $2,000,000
         ---------------------------------------------------------------------------------------------
         July 31, 2007                                                          $4,150,000
         ---------------------------------------------------------------------------------------------
         August 31, 2007                                                        $6,350,000
         ---------------------------------------------------------------------------------------------
         September 30, 2007                                                     $9,150,000
         ---------------------------------------------------------------------------------------------
         October 31, 2007                                                       $11,400,000
         ---------------------------------------------------------------------------------------------
         November 30, 2007                                                      $13,850,000
         ---------------------------------------------------------------------------------------------
         December 31, 2007                                                      $14,800,000
         ---------------------------------------------------------------------------------------------
         Applicable Period-- Last twelve (12) consecutive months ending:
         ---------------------------------------------------------------------------------------------
         March 31, 2008                                                         $26,755,000
         ---------------------------------------------------------------------------------------------
         June 30, 2008                                                          $28,630,000
         ---------------------------------------------------------------------------------------------
         September 30, 2008                                                     $30,803,000
         ---------------------------------------------------------------------------------------------
         December 31, 2008                                                      $32,912,000
         ---------------------------------------------------------------------------------------------
         March 31, 2009                                                         $34,755,000
         ---------------------------------------------------------------------------------------------
         June 30, 2009                                                          $36,536,000
         ---------------------------------------------------------------------------------------------
         September 30, 2009                                                     $37,857,000
         ---------------------------------------------------------------------------------------------
         December 31, 2009                                                      $39,124,000
         ---------------------------------------------------------------------------------------------
         March 31, 2010                                                         $40,150,000
         ---------------------------------------------------------------------------------------------
         June 30, 2010                                                          $41,129,000
         ---------------------------------------------------------------------------------------------
         September 30, 2010                                                     $42,021,000
         ---------------------------------------------------------------------------------------------
         December 31, 2010                                                      $42,872,000
         ---------------------------------------------------------------------------------------------
         March 31, 2011                                                         $43,891,000
         ---------------------------------------------------------------------------------------------
         June 30, 2011                                                          $44,850,000
         ---------------------------------------------------------------------------------------------
         September 30, 2011                                                     $46,056,000
         ---------------------------------------------------------------------------------------------

                                SCHEDULE 6.03(c)

                           FIXED CHARGE COVERAGE RATIO

         -----------------------------------------------------------------------
         Applicable Period-- April 1, 2007 to
         period ending on:                          Fixed Charge Coverage Ratio
         -----------------------------------------------------------------------
         June 30, 2007                              0.35 : 1.00
         -----------------------------------------------------------------------
         September 30, 2007                         0.90 : 1.00
         -----------------------------------------------------------------------
         December 31, 2007                          1.00 : 1.00
         -----------------------------------------------------------------------
         Applicable Period-- Last twelve (12)
         consecutive months ending on:
         -----------------------------------------------------------------------
         March 31, 2008                             1.10 : 1.00
         -----------------------------------------------------------------------
         June 30, 2008                              1.10 : 1.00
         -----------------------------------------------------------------------
         September 30, 2008                         1.10 : 1.00
         -----------------------------------------------------------------------
         December 31, 2008                          1.10 : 1.00
         -----------------------------------------------------------------------
         March 31, 2009                             1.20 : 1.00
         -----------------------------------------------------------------------
         June 30, 2009                              1.20 : 1.00
         -----------------------------------------------------------------------
         September 30, 2009                         1.20 : 1.00
         -----------------------------------------------------------------------
         December 31, 2009                          1.20 : 1.00
         -----------------------------------------------------------------------
         March 31, 2010                             1.20 : 1.00
         -----------------------------------------------------------------------
         June 30, 2010                              1.20 : 1.00
         -----------------------------------------------------------------------
         September 30, 2010                         1.20 : 1.00
         -----------------------------------------------------------------------
         December 31, 2010                          1.20 : 1.00
         -----------------------------------------------------------------------
         March 31, 2011                             1.20 : 1.00
         -----------------------------------------------------------------------
         June 30, 2011                              1.20 : 1.00
         -----------------------------------------------------------------------
         September 30, 2011                         1.20 : 1.00
         -----------------------------------------------------------------------

                                    EXHIBIT C
                                       to
                                 AMENDMENT NO. 1

                                INSURANCE POLICY